Dear Shareholder:

The Victory Variable Insurance Funds Prospectus for the Investment Quality Bond Fund is being revised to reflect a change in portfolio management. This information is important and is part of your Prospectus.
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                      The Victory Variable Insurance Funds

                          Investment Quality Bond Fund

                        Supplement dated November 9, 2004
                     To the Prospectus dated April 15, 2004

1. On page 11, under "Organization and Management of the Funds," replace the first paragraph under "Portfolio Management" with the following:

Effective November 1, 2004, Thomas M. Seay is the manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Seay is also responsible for all fixed income portfolio management of the Adviser, including mutual funds, commingled funds, and separately managed accounts. He has been managing investments since 1979.





























Please keep this supplement with your Prospectus.




                                 VF-VVIIQB-SUP2